                                                                   EXHIBIT 10.29

                               SEVENTH AMENDMENT
                                      TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment")
                                                                  ---------
dated as of the 9th day of January, 1997, by and between JAYHAWK ACCEPTANCE

CORPORATION, a Texas corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a
                                   --------
Rhode Island corporation ("Lender").
                           ------

                                   RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated April 4, 1995, as amended by the following:

         (i) that certain First Amendment to Loan and Security Agreement, dated July 11, 1995, by and between Borrower and Lender,

         (ii)  that certain Second Amendment to Loan and Security
     Agreement, dated December 29, 1995, by and between Borrower and Lender,

         (iii)  that certain Third Amendment to Loan and Security
     Agreement, dated January 25, 1996, by and between Borrower and Lender,

         (iv)  that certain Fourth Amendment to Loan and Security
     Agreement, dated March 7, 1996, by and between Borrower and Lender,

         (v) that certain Fifth Amendment to Loan and Security Agreement, dated March 15, 1996, by and between Borrower and Lender, and

         (vi)  that certain Sixth Amendment to Loan and Security
     Agreement, dated April 25, 1996, by and between Borrower and Lender

(as amended, the "Loan Agreement").
                  --------------

     B. Borrower and Lender desire to amend the Loan Agreement and the Other Agreements to allow and provide for certain matters as hereinafter set forth, including, without limitation, the following:

         (i) a temporary increase in the Advance Rate from forty percent (40%) to fifty percent (50%), and

         (ii) a limited Guaranty by Carl H. Westcott.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  Amendments
                                  ----------

     2.01    Amendment to Appendix A of the Loan Agreement; Amendment to the
             ---------------------------------------------------------------
Definition of "Borrowing Base". Effective as of the date hereof, the definition
-----------------------------
of "Borrowing Base" contained in Appendix A of the Loan Agreement is hereby
    --------------               ----------
amended and restated in its entirety to read as follows:

             "Borrowing Base - as at any date of determination thereof, an
              --------------
amount equal to the lesser of:

             (i) the Revolving Credit Commitment; or

             (ii) an amount equal to:

                  (a) the Advance Rate times the sum of (A) the Net Eligible Account Amount outstanding at such date with no installment greater than forty-five (45) days past due on a contractual basis, plus (B) the Net Eligible
                                                ----
Diminutive Account Amount outstanding at such date;

                                     PLUS

                  (b) the lesser of (A) Three Million Nine Hundred Thousand and No/100 Dollars ($3,900,000.00) or (B) the Advance Rate times the Net Eligible Account Amount, with an installment greater than forty-five (45) days past due and less than sixty (60) days past due, on a contractual basis."

     2.02    Amendment to Appendix A of the Loan Agreement; Inclusion of
             -----------------------------------------------------------
Definitions. Effective as of the date hereof, Appendix A of the Loan Agreement
-----------                                   ----------
is hereby amended to include the following definitions:

              "Advance Rate - shall mean
               ------------

              (i) fifty percent (50%) during the period beginning on the date of the Seventh Amendment and ending on the earliest of (a) March 31, 1997, (b) the date of the initial High-Yield Offering, and (c) two (2) Business Days after the date Guarantor has provided to Lender a written request of termination of the Guaranty; and

              (ii) forty percent (40%) at all times thereafter."

              "Guarantor - Carl H. Westcott."
               ---------

              "Guaranty - the Unconditional Guaranty, dated as of the date of
               --------
       the Seventh Amendment, executed by Guarantor, in favor of Lender."

              "High-Yield Offering - shall means the sale of Borrower's high-
               -------------------
     yield debt instruments or other securities pursuant to a public or private offering which result in gross proceeds of at least $100,000,000."

              "Seventh Amendment - the Seventh Amendment to Loan and Security
               -----------------
     Agreement dated January 9, 1997, by and between Borrower and Lender."

     2.03    Amendment to Section 10.1 of the Loan Agreement. Effective as of
             -----------------------------------------------
the date hereof, Section 10.1 of the Loan Agreement is hereby amended by adding
                 ------------
a new Section 10.1.17 thereto, which shall read in its entirety as follows:
      ---------------

             "10.1.17  Repudiation of or Default Under Guaranty - Guarantor
                       ----------------------------------------
     shall revoke or attempt to revoke the Guaranty or shall repudiate his liability under the Guaranty or Guarantor shall be in default under the terms of the Guaranty or Guarantor shall in any manner attack or call into question the provisions of the Guaranty."

                                  ARTICLE III
                             Conditions Precedent
                             --------------------

     3.01    Conditions to Effectiveness. The effectiveness of this Amendment is
             ---------------------------
subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

             (a) Lender shall have received the following:

                 (i) this Amendment, duly executed by Borrower,

                 (ii) a company general certificate in the form of Annex A
                                                                   -------
     attached hereto (hereinafter referred to as the "Company General
                                                      ---------------
     Certificate") certified by the Secretary or Assistant Secretary of the
     -----------
     Borrower acknowledging the names of the officers of the Borrower authorized to sign this Amendment and each of the other Loan Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers,

                 (iii) the Guaranty, in the form of Annex B attached hereto,
                                                    -------
     duly executed by Guarantor, and

                 (iv) such additional documents, instruments and information as Lender or its legal counsel may request;

             (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

             (c) No Default or Event of Default shall have occurred and be continuing; and

             (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                  ARTICLE IV
                             Condition Subsequent
                             --------------------

     4.01 Notwithstanding anything to the contrary in the Loan Agreement or in any other Loan Document, Borrower and Lender hereby agree that Borrower shall deliver to Lender on or before the date indicated below the item indicated below, time being of the essence. The failure to deliver such item by such date shall constitute an "Event of Default" under the Loan Agreement:

             (a) By February 7, 1997, Borrower's Board of Directors shall have adopted resolutions in substantially the form of Annex C attached hereto, which
                                                 -------
resolutions shall specifically approve, ratify and confirm Borrower's execution of this Amendment and all other documents executed in connection herewith.

                                   ARTICLE V
                                   No Waiver
                                   ---------

     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                  ARTICLE VI
           Ratifications, Representations, Warranties and Covenants
           --------------------------------------------------------

     6.01    Ratifications. The terms and provisions set forth in this Amendment
             -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     6.02    Representations and Warranties. Borrower hereby represents and
             ------------------------------
warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and
(d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                  ARTICLE VII
                           Miscellaneous Provisions
                           ------------------------

     7.01 Survival of Representations and Warranties. All representations and warranties made by the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     7.02    Reference to Loan Agreement. Each of the Loan Agreement and the
             ---------------------------
Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     7.03    Expenses of Lender. As provided in the Loan Agreement, Borrower
             ------------------
agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     7.04    Severability. Any provision of this Amendment held by a court of
             ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7.05    Successors and Assigns. This Amendment is binding upon and shall
             ----------------------
inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     7.06    Counterparts. This Amendment may be executed in one or more
             ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.07    Effect of Waiver. No consent or waiver, express or implied, by
             ----------------
Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     7.08    Headings. The headings, captions, and arrangements used in this
             --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     7.09    Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED
             --------------
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     7.10    Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS,
             ---------------
EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     7.11    Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
             -------
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                 "BORROWER"

                                 JAYHAWK ACCEPTANCE CORPORATION



                                 By:   /s/ C. FRED JACKSON
                                    -----------------------------------------
                                       C. Fred Jackson
                                       Chief Financial Officer

                                 "LENDER"

                                 FLEET CAPITAL CORPORATION


                                 By:   /s/ H. Michael Wills
                                    -----------------------------------------
                                       H. Michael Wills
                                       Vice President

                                    ANNEX A
                                    -------

                      FORM OF COMPANY GENERAL CERTIFICATE
                      -----------------------------------

                                (See Attached)

                          COMPANY GENERAL CERTIFICATE
                          ---------------------------

From:           JAYHAWK ACCEPTANCE CORPORATION ("Company")
                                                 -------

To:             FLEET CAPITAL CORPORATION  ("Lender")
                                             ------

Closing Date:   January 9, 1997

  The undersigned certifies that he is the Secretary of the Company and that, as such officer, the undersigned is authorized to execute and deliver this certificate in the name and on behalf of the Company. The undersigned further certifies that:

  1. This certificate is being delivered on the Closing Date pursuant to the provisions of a Seventh Amendment to Loan and Security Agreement, dated as of the Closing Date, between the Company and Lender (the "Amendment"). The terms
                                                       ---------
used in this certificate, if not defined herein, have the meanings specified in that certain Loan and Security Agreement, dated April 4, 1995, between the Company and Lender, as amended.

  2. The Company's Articles of Incorporation are in full force and effect on and as of the Closing Date without modification or amendment in any respect since April 4, 1995.

  3. The Company's Bylaws are in full force and effect on and as of the Closing Date without modification or amendment in any respect since July 11, 1995.

  4. As of the Closing Date, (a) the Company is in existence and in corporate and tax good standing in the State of Texas, (b) the Company is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where the Company is doing business and is required to be so qualified, (c) the Company does not owe franchise taxes or other taxes required to maintain its corporate existence which are due and no franchise tax reports are due, and (d) no proceedings are pending for forfeiture of the Company's charter or for its dissolution either voluntarily or, to my knowledge, involuntarily.

  5. Each officer of the Company indicated below has been duly elected and is, at present, qualified and acting in the office indicated opposite such officer's name and is authorized by the Resolutions to execute on behalf of the Company, the Amendment and all agreements, documents or instruments required to be executed and delivered by the Company in order to give effect to and consummate the transactions contemplated by the Amendment. The specimen signatures below are the genuine signatures of such officers:

      Name              Title                     Signature
      ----              -----                      ---------

C. Fred Jackson    Chief Financial Officer     /s/  C. FRED JACKSON
                                               --------------------

Mark Taken         Secretary                   /s/  MARK TAKEN
                                               --------------------
  This certificate may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate in the name and on behalf of the Company and under its corporate seal on and as of the Closing Date.

                                                 /s/ MARK TAKEN
                                                 --------------------
                                                 Mark Taken,
                                                 Secretary

  The undersigned, being the duly authorized and acting Chief Financial Officer of the Company, hereby certifies that the person signing immediately above is the authorized and acting Secretary of the Company and that the signature appearing above is such person's genuine signature.


                                                 /s/  C. FRED JACKSON
                                                 ------------------------
                                                 C. Fred Jackson,
                                                 Chief Financial Officer

                                    ANNEX B
                                    -------

                                   GUARANTY
                                   --------

                                (SEE ATTACHED)

                            UNCONDITIONAL GUARANTY
                            ----------------------


  FOR VALUE RECEIVED, CARL H. WESTCOTT ("Guarantor") guarantees unconditionally
                                         ---------
the full and prompt payment to FLEET CAPITAL CORPORATION ("Lender") at Lender's
                                                           ------
office in Dallas County, Texas, when due, whether by acceleration or otherwise, of the following obligations and indebtedness of JAYHAWK ACCEPTANCE CORPORATION, a Texas corporation (the "Borrower"):
                          --------

          Any and all obligations for which Borrower, is now, or hereafter may become, liable or indebted to Lender under that certain Loan and Security Agreement, dated as of April 4, 1995, by and between Borrower and Lender, as amended by the following:

                (a) that certain First Amendment to Loan and Security Agreement, dated July 11, 1995, by and between Borrower and Lender,

                (b) that certain Second Amendment to Loan and Security Agreement, dated December 29, 1995, by and between Borrower and Lender,

                (c) that certain Third Amendment to Loan and Security Agreement, dated January 25, 1996, by and between Borrower and Lender,

                (d) that certain Fourth Amendment to Loan and Security Agreement, dated March 7, 1996, by and between Borrower and Lender,

                (e) that certain Fifth Amendment to Loan and Security Agreement, dated March 15, 1996, by and between Borrower and Lender, and

                (f) that certain Sixth Amendment to Loan and Security Agreement, dated April 25, 1996, by and between Borrower and Lender, and

                (g) that certain Seventh Amendment to Loan and Security Agreement, dated as of January 9, 1997, by and between Borrower and Lender,

     (as further renewed, extended, modified or replaced from time to time, the "Loan Agreement"); all unpaid accrued interest on the Obligations, and all
      --------------
     costs, attorneys' fees, and other expenses incurred by Lender in enforcing this Guaranty which are incurred by

     Lender by reason of any default by Borrower under the Loan Agreement (all of the foregoing are hereinafter referred to as the "Obligations").
                                                          -----------

  All sums paid Lender by Guarantor may be applied by Lender at its discretion upon any of the Obligations. To further secure payment of the Obligations, Guarantor grants to Fleet Capital Corporation, in addition to all other contractual, legal, and equitable rights of Fleet Capital Corporation, the right to offset against any account, certificate of deposit, or other funds of Guarantor in the possession of or under the control of Fleet Capital Corporation.

  Guarantor hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the Obligations, including, without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of Lender in the collection of any of the Obligations, and agrees that Lender shall not be required to first endeavor to collect any of the Obligations from Borrower, or any other party liable for payment of the Obligations (hereinafter referred to as an "Obligated Party"), before requiring Guarantor to pay the full
                   ---------------
amount of the Obligations. Without impairing the rights of Lender against Guarantor, Borrower or any other Obligated Party, suit may be brought and maintained against Guarantor at the election of Lender with or without joinder of Borrower or any other Obligated Party, any right to any such joinder being hereby waived by Guarantor.

  Guarantor represents to Lender he is receiving a direct and indirect benefit as a result of this Guaranty and the Obligations; represents to Lender that after giving effect to this Guaranty and the contingent obligations evidenced hereby he is, and will be, solvent; acknowledges that his liability hereunder shall be cumulative and in addition to any other liability or obligation to Lender, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; and acknowledges that neither Lender nor any officer, employee, agent, attorney or other representative of Lender has made any representation, warranty or statement to Guarantor to induce him to execute this Guaranty.

  Guarantor hereby agrees that, except as hereinafter provided, his obligations under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect the Obligations from Borrower or any other Obligated Party or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v) the surrender, release, exchange, or alteration by

Lender of any security or collateral for the Obligations, (vi) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. (S)101 et seq.) (the "Bankruptcy Code"), of the
                                                    ---------------
application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

  No release, waiver, or discharge of Borrower or any Obligated Party from liability for payment of any of the Obligations, nor any renewal, supplementation, modification, rearrangement or acceleration of any of the Obligations, nor any amendment of any document evidencing any of the Obligations, either express or implied, shall relieve Guarantor from liability for payment of the full amount of the Obligations then or thereafter outstanding; and Guarantor will immediately pay all Obligations to Lender or other person entitled thereto, regardless of any defense, right of set-off, or counterclaim which Borrower or any other Obligated Party may have or assert, and regardless of whether Lender or any other party shall have taken any steps to enforce any rights against Borrower, any other Obligated Party, or any other party to collect such sum, and regardless of any other condition or contingency, including, without limitation, any neglect, delay, or omission of Lender.
Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor, to, from time to time: (i) accept partial payments on the Obligations; (ii) take and hold security or collateral for the payment of this Guaranty or any other guarantees of the Obligations, and exchange, enforce, waive and release any such security or collateral; (iii) apply such security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder.

  Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right, claim or action, now or hereafter, against Borrower or any other Obligated Party arising out of or in connection with this Guaranty or any other document evidencing or securing the Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration, or indemnity, until all of the Obligations are paid in full.

  Guarantor is familiar with, and has independently reviewed the financial condition of, Borrower and hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. Guarantor is not relying on the financial condition of Borrower or the value of any collateral for the Obligations as an inducement to enter into this Guaranty. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

  Guarantor consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, any of its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred and this Guaranty, if previously terminated, shall be reinstated for the benefit of Lender.

  Lender may, without notice to Guarantor or any other party, assign its rights hereunder to any holder of the Obligations, in whole or in part, and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

  Lender is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and, accordingly, if any provision of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding.

  Any and all notices, requests and demands to or upon Guarantor to be effective shall be in writing and shall be deemed to have been validly served, given or delivered as follows: (a) if sent by certified or registered mail return receipt requested, three business days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt; or (b) in the case of telegraphic notice, when delivered to the telegraph company; or (c) in the case of telex notice, when sent, answerback received; or (d) if sent by any other method, upon actual delivery; in each case addressed to the address set forth opposite Guarantor's signature below or at such other address as Guarantor shall hereafter notify Lender.

  It is the intention of Borrower, Guarantor and Lender to conform strictly to applicable usury laws. Accordingly, no agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Guarantor or Borrower and Lender or default of Guarantor or Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Guaranty or any other agreement between Guarantor or Borrower and Lender, or the arising of any contingency whatsoever, shall entitle Lender to collect, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate") and in no event shall Guarantor be
                ------------------
obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Guarantor to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate ("Excess"), Guarantor acknowledges and stipulates that any
                     ------
such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Obligations; and third, returned to Guarantor, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Guarantor recognizes that, with fluctuations in the applicable rate on the Obligations and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, Guarantor covenants that Guarantor shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon the contracting, charging or receiving of any interest in excess of the maximum authorized by applicable law.

  If any sum due Lender by Guarantor hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then Guarantor promises to pay Lender all reasonable costs, attorneys' fees, and other expenses incurred by Lender pursuant to such collection efforts.

  It is expressly agreed and acknowledged that notwithstanding anything contained in this Guaranty to the contrary, the liability of Guarantor under this Guaranty shall be limited to an amount equal to the sum of the following:

       (i)  Ten Million and No/100 Dollars ($10,000,000.00) (the "Guaranteed
                                                                  ----------
     Obligations") plus
     -----------   ----

       (ii) all costs and expenses of any kind incurred by Lender in enforcing this Guaranty which are incurred by Lender by reason of any default by Borrower under the

     Loan Agreement, or any instrument or document executed in connection with or as security for payment of the Obligations or any renewal, extension or modification thereof (hereinafter referred to as the "Collection
                                                           ----------
     Expenses"); plus
                 ----

       (iii) interest that accrues on outstanding, unpaid amount of the Guaranteed Obligations and Collection Expenses, at the same rate of interest that accrues on the Obligations and the Collection Expenses under the terms of the Loan Agreement, from and after the date Lender demands performance and / or payment by Guarantor hereunder until payment in full by Guarantor of all sums owing hereunder.

  Any and all existing and future indebtedness and/or obligations of Borrower to Lender and all extensions, renewals and replacements thereof, whether now existing or hereafter incurred, whether direct, primary, absolute, secondary, contingent, secured, matured or unmatured, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, whether originally contracted with Lender or with another or others, whether or not evidenced by a negotiable or non-negotiable instrument or any other writing, and whether contracted by Borrower along or jointly or severally with another or others, other than the Guaranteed Obligations, are hereinafter referred to as the "Unguaranteed Obligations". If at any time there exists any Unguaranteed
     ------------------------
Obligations (i) Lender may at its option, without impairing its rights hereunder, exercise rights of offset by applying, first, to the Unguaranteed Obligations any deposit balances to the credit of Borrower, and (ii) apply all amounts realized by Lender from collateral or security held by Lender for payment of the Obligations against the amount of the Collection Expenses, Guaranteed Obligations and/or the Unguaranteed Obligations in such order or manner as Lender shall determine in its sole discretion.

  Notwithstanding anything to the contrary contained in the foregoing provisions of this Guaranty, but subject to the terms of the next following paragraph, the Lender shall promptly release Guarantor from its liability hereunder upon Guarantor providing a request, in writing, of termination of Guarantor's liability under this Guaranty, so long as the following terms and conditions are satisfied as of the date of Guarantor's written request:

       (i) the Advance Rate (as defined in the Loan Agreement), after giving effect to the provisions of the Loan Agreement, in general, and the Seventh Amendment to the Loan Agreement, in particular, shall have been reduced, pursuant to the terms thereof, from fifty percent (50%) to forty percent (40%); and

       (ii) after giving effect to the reduction to the Advance Rate referenced in clause (i) preceding, an Overadvance (as defined in the Loan Agreement) shall not exist.

  Any such termination of this Guaranty pursuant to the preceding paragraph shall be effective only upon the written acknowledgment of Lender that this Guaranty has been terminated. In the event that Lender makes demand on Guarantor under this Guaranty prior to termination as provided above, then this Guaranty will terminate only upon payment in full by Guarantor of the Guaranteed Obligations, the Collection Expenses, if any, and accrued interest thereon, in any.

  THIS GUARANTY HAS BEEN NEGOTIATED AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS AND NOT THE LAWS OF CONFLICTS OF THE STATE OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE AND BENEFIT THIS DAY RECEIVED BY GUARANTOR, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY OF THE STATE OF TEXAS AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

  EXCEPT AS OTHERWISE PROVIDED FOR IN THIS GUARANTY, GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE OBLIGATIONS.

  THIS WRITTEN GUARANTY, TOGETHER WITH ALL OTHER INSTRUMENTS, AGREEMENTS AND
  --------------------------------------------------------------------------
CERTIFICATES EXECUTED BY THE PARTIES IN CONNECTION WITH THE OBLIGATIONS OR WITH
-------------------------------------------------------------------------------
REFERENCE HERETO OR THERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
------------------------------------------------------------------------------
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
--------------------------------------------------------------------------------
ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
-------------------------------------------------------------------------------
THE PARTIES.
------------

  Executed and delivered as of the 9th day of January, 1997.



                                       /s/ CARL H. WESTCOTT
                                    -----------------------
                                     CARL H. WESTCOTT



Address:
-------
CARL H. WESTCOTT
100 Crescent Court
Suite 1620
Dallas, Texas 75201

Telecopy No. (214) 777-5010

                                    ANNEX C
                                    -------

                       RESOLUTIONS OF BOARD OF DIRECTORS
                                      OF
                JAYHAWK ACCEPTANCE CORPORATION (THE "COMPANY")
                ----------------------------------------------

  RESOLVED: That the officers of the Company, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Fleet Capital Corporation ("Fleet"), in the name of and on behalf
                                           -----
of the Company, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, a certain Seventh Amendment to Loan and Security Agreement (the "Amendment"), and to
                                                       ---------
execute and deliver to Fleet, on behalf of the Company, such promissory notes, agreements, instruments, statements and other writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and to incur on behalf of the Company the obligations described therein, and any such papers executed by any of them prior to this time are approved, ratified and confirmed, and be it

  FURTHER RESOLVED: That the Amendment and the other documents executed in the name and on behalf of the Company by the officers of the Company shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions, and be it

  FURTHER RESOLVED: That the officers of the Company and such employee or employees of the Company as shall be designated by the officers of the Company from time to time, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Company, the Amendment, and security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings as are necessary in their dealings with Fleet, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Company be, and they severally hereby are, instructed to provide said Fleet, from time to time, with lists of the persons who shall have been authorized by the Company to take the above action; and that the presence of the name of any one of the above persons upon any such agreement, document or instrument shall be deemed the signature of the person named, whether actually signed by him or someone else, there being no obligation on the part of Fleet to

SEVENTH AMENDMENT - Page 2
-----------------
certify such signature; and that such designations communicated to Fleet shall continue in full force and effect until notice of revocation thereof is communicated to Fleet at least ten (10) days prior to the effective date of termination of such authority, and be it

  FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Company, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Company of the papers signed pursuant to these resolutions, to affix the seal of the Company thereto, and to certify to Fleet the adoption of these resolutions.

SEVENTH AMENDMENT - Page 3
-----------------